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                                                                    EXHIBIT 10.7
                                                                    ------------


MORTGAGE, LEASEHOLD MORTGAGE,              *            UNITED STATES OF AMERICA
SECURITY AGREEMENT AND
ASSIGNMENT OF LEASES,                      *
RENTALS AND PROCEEDS
                                           *            STATE OF
BY                                                              ----------------
                                           *
- -------------------
- -------------------                        *            COUNTY OF
                                                                 ---------------
IN FAVOR OF                                *

FLEET NATIONAL BANK, COLLATERAL            *
AGENT
*     *     *     *     *     *     *      *


          BE IT KNOWN that on this ____ day of _____________, 1996, before me, the undersigned Notary Public, duly commissioned and qualified in and for the State and County aforesaid, and in the presence of the undersigned competent witnesses, personally came and appeared,

          _________________________________________, a _______________________
          organized under the laws of the State of Louisiana, appearing herein through ________________________, duly authorized pursuant to a resolution of its board of directors, a certified copy of which is attached hereto as Exhibit "A",

          TAXPAYER IDENTIFICATION NUMBER:
                                         -------------------------
          MAILING ADDRESS:
                             ----------------------------
                             ----------------------------

(the "Mortgagor"), who declared as follows:

                                    RECITALS
                                    --------

     (1) Casino America, Inc. (the "Company") and certain of its direct and indirect Subsidiaries, including Mortgagor, have entered into that certain Indenture dated of even date herewith (as amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Indenture") with FLEET NATIONAL BANK, a national banking association, as Trustee and Collateral Agent, whose taxpayer identification number is ______________ and whose mailing address is ____________________ ___________________________ (in
          its capacity as Collateral Agent under the Indenture, and together with any successor in such capacity appointed pursuant to the Indenture, the "Mortgagee"), providing with respect to the issue and sale of up to $300,000,000.00 aggregate principal amount of the Company's ____% Senior Secured Notes due _______________, 2003 (all such notes as are authenticated and delivered under the Indenture, each bearing its own number, date and principal amount, being hereinafter collectively referred to as the "Notes").

     (2) From time to time the Company will make a portion of the proceeds from the issuance of the Notes available to Mortgagor [to retire certain Indebtedness and] for working capital purposes, and therefore, Mortgagor will derive substantial direct benefit from the transactions contemplated herein, in the Indenture and in the other Note Documents.

     (3) In order to induce the Holders to purchase the Notes, the Mortgagor has executed and delivered its Subsidiary Guarantee dated _______________, 1996, in favor of Mortgagee, pursuant to which Mortgagor has jointly, severally, solidarily and unconditionally guaranteed all of the Company's obligations under the Notes and the Indenture (the "Subsidiary Guarantee"), and has agreed to execute and deliver this Mortgage to secure the obligations of the Mortgagor under the Subsidiary Guarantee and all other Note Documents to which it is a party.

     (4) The Mortgagor acknowledges and agrees that the Mortgagee is the authorized agent of the Holders, as the Collateral Agent under the Indenture, and is entitled to accept this Mortgage in such capacity on behalf itself, the Trustee and of the Holders (together with their respective successors and assigns, collectively the "Secured Parties").

                                   ARTICLE I
                             PURPOSES; DEFINITIONS

     Section 1.1  Purposes.

          A. The Mortgagor declares that this Mortgage is granted to secure the due and punctual payment and performance of any and all present and future obligations and liabilities of the Mortgagor of every type or description to the Secured Parties:

              (a) arising under or in connection with the Indenture or the Notes, whether for principal, premium, if any, interest, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

              (b) arising under or in connection with this Mortgage or any other Note Document, including for reimbursement of amounts that may be advanced or expended by the Mortgagee (i) to satisfy amounts required to be paid by the Mortgagor under this Mortgage or any other Note Document for claims and Charges, together with interest thereon to the extent provided, or (ii) to maintain or preserve any Collateral (including, without limitation, the Property) or to

                                      -2-
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          create, perfect, continue or protect any Collateral (including, without limitation, the Property) or the Lien thereon, or its priority;

     in each case, whether due or not due, direct or indirect, joint and/or several or solidary, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code (including post-petition interest) and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or prescriptive period or such obligation or liability may otherwise be unenforceable, and including all obligations and liabilities of the Mortgagor and/or the Company under any instrument now or hereafter evidencing or securing any of the foregoing and all future advances hereunder or pursuant to the Indenture, the Notes, the Subsidiary Guarantee and/or the other Note Documents to the fullest extent permitted by Louisiana Civil Code article 3298 (all obligations and liabilities of the Mortgagor and the Company described in this Section 1.1 shall be collectively referred to as the "Secured Obligations"). This Mortgage may be construed and enforced variously and simultaneously as a mortgage, assignment, pledge, contract or security agreement as may be appropriate under applicable Laws from time to time in order to effectuate fully the purposes and agreements herein set forth.

          B. The maximum amount of Secured Obligations that may be outstanding at any time and from time to time that this Mortgage secures, including, without limitation, as a mortgage, as a leasehold mortgage, as a collateral assignment, as an assignment of leases and rentals and as a security agreement, shall be $500,000,000.00. This Mortgage is and shall remain effective, even though the amount of the Secured Obligations may now be zero or may later be reduced to zero, until all of the amounts, liabilities and obligations, present and future, comprising the Secured Obligations have been incurred and are extinguished. When no Secured Obligations secured by this Mortgage exist and the Mortgagee is not bound to permit any Secured Obligations to be incurred, this Mortgage may be terminated by the Mortgagor upon thirty (30) days prior written notice sent by the Mortgagor to the Mortgagee in accordance with the provisions of this Mortgage. A portion of the Secured Obligations matures on ____________, 2003.

     Section 1.2 Definitions. Unless otherwise defined herein, terms defined in the Indenture and used but not otherwise defined herein shall have the meanings given to them in the Indenture. As used herein, the following terms shall have the meanings indicated:

          "Advances" means any sums advanced by the Mortgagee for the curing of defects, for the maintenance or preservation of the Property or for the payment of insurance premiums, Taxes or keeper costs hereunder, as provided for and in accordance with Section 5.8 hereof.

          "Charges" means all federal, state, parish, city, municipal or other Taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against the Property.

                                      -3-
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          "Collateral" has the meaning given such term in the Indenture.

          "Commercial Laws" means the Commercial Laws (Title 10 of the Louisiana Revised Statutes).

          "Company" has the meaning given such term in Recital (1) on the first page hereof.

          "Environmental Laws" means all federal, state and local Laws, ordinances, rules and regulations in any way relating to or regulating human health or safety, or industrial hygiene or environmental conditions, or protection of the environment, or pollution or contamination of the air, soil, surface water or groundwater, and includes, without limitation, (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. Section 9601, et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986, and any amendments thereto and regulations thereunder, (ii) the Resource Conversation and Recovery Act of 1976, 42 U.S.C. Section 6901, et seq., as amended by the Hazardous and Solid Waste Amendments of 1984, and any amendments thereto and regulations thereunder and (iii) the Clean Water Act, 33 U.S.C. Section 1251, et seq., and any amendments thereto and regulations thereunder.

          "Event of Default" has the meaning given such term in the Indenture.

          "Fixtures" means goods that after placement on an immovable become component parts of land, buildings and other constructions and which are used in the conduct of a trade, business, occupation or other commercial or industrial activity.

          "Governmental Authority" has the meaning given such term in the Indenture.

          "Grantor" has the meaning given such term in the Indenture.

          "Hazardous Materials" means any substance or material that is described as a toxic or hazardous substance, waste or material or a pollutant or contaminant or infectious waste, or words of similar import, in any of the Environmental Laws, and includes, without limitation, asbestos, petroleum or petroleum products (including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas or synthetic gas usable for fuel, or any mixture thereof), polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive matter and medical waste.

          "Holders" has the meaning given such term in the Indenture.

          "Immovable Property" has the meaning given such term in Section
     2.1(A).

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          "Improvements" has the meaning given such term in Section 2.1(C).

          "Indebtedness" has the meaning given such term in the Indenture.

          "Indenture" has the meaning given such term in Recital (1) on the first page hereof.

          "Laws" means all applicable constitutions, treaties, statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of the United States or of any state, commonwealth, nation, territory, possession, county, parish, municipality or Governmental Authority.

          "Leases" has the meaning given such term in Section 2.2.

          "Lien" means any lien, privilege, pledge, assignment, hypothecation, conditional sale agreement, title retention agreement, financing lien, lessor or lessee's interest under any lease, subordination of any claim or right, security interest, mortgage or other encumbrance, whether arising by mortgage, pledge agreement or under Laws.

          "Losses" has the meaning given such term in Section 4.15(F).

          "Mortgage" means this Mortgage, Leasehold Mortgage, Security Agreement and Assignment of Leases, Rentals and Proceeds.

          "Mortgagee" means Fleet National Bank, a national banking association, as Collateral Agent for the Holders, and its successors and assigns in such capacity.

          "Mortgagor" means __________________________ and its successors and assigns.

          "Note Documents" means the Indenture, the Notes, the Subsidiary Guarantees, the Collateral Documents and all other documents under or by reason of which the Secured Obligations are evidenced, governed, secured or otherwise dealt with, and all other agreements, certificates and writings heretofore or hereafter delivered in connection therewith by the Mortgagor, the Company or any other Subsidiary Guarantor.

          "Notes" has the meaning given such term in Recital (1) on the first and second pages hereof.

          "Permitted Encumbrances" means:

          (a) Liens permitted with respect to the Property by Section 1011 of the Indenture; and

                                      -5-
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          (b) Those matters set forth on Exhibit "E" attached hereto.

          "Person" means any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or Governmental Authority.

          "Primary Leases" has the meaning given such term in Section 2.1(B).

          "Proceeds" has the meaning given such term in Section 2.1(D).

          "Property" has the meaning given such term in Section 2.1.

          "Rentals" has the meaning given such term in Section 2.2.

          "Secured Obligations" has the meaning given such term in Section 1.1.

          "Secured Parties" has the meaning set forth in Recital (4) on the second page hereof.

          "Subsidiary Guarantee" has the meaning given such term in Recital (3) on the second page hereof.

          "Taxes" mean all taxes, forced contributions, assessments, charges, fees, levies, imposts, duties, deductions, withholdings or other charges from time to time or at any time imposed by any Laws or any Governmental Authority.

     Section 1.3 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate and vice versa, and words of any gender shall include each other gender where appropriate.

     Section 1.4 Headings. The captions, headings and arrangements used in this Mortgage are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof. All references in this Mortgage to Exhibits, Schedules and Sections refer to the Exhibits, Schedules and Sections of this Mortgage (as modified, amended or supplemented from time to time) unless expressly provided otherwise. All Exhibits and Schedules attached to this Mortgage are a part hereof for all purposes.

     Section 1.5 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Mortgage to a particular agreement, instrument or document also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

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                                 ARTICLE II
                                  PROPERTY

     Section 2.1 Hypothecation. In order to secure the full and punctual payment and performance of the Secured Obligations, the Mortgagor does by these presents specially mortgage, assign, affect, pledge and hypothecate unto and in favor of the Mortgagee, and grant in favor of the Mortgagee a continuing security interest in, to inure to the use and benefit of the Mortgagee, for itself and the other Secured Parties, all the following described property (collectively, the "Property"):

     A.   Fee Estate.
          ----------

         All presently existing and hereafter acquired rights, title and interest of the Mortgagor in and to any of the immovable property described on Exhibit "B" attached hereto (the "Immovable Property"), and all of Mortgagor's right, title and interest in and to any right to purchase, use or occupy any land adjacent to any of the Immovable Property and any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining any of the Immovable Property.

     B.   Leasehold Estate.
          ----------------

         All presently existing and hereafter acquired rights, title and interest of the Mortgagor in, to and under (i) that certain lease by and between Mortgagor, as lessee, and ___________, as lessor, dated _________, and the leasehold estate created thereby, which lease and leasehold estate cover and affect the immovable property described on Exhibit "C" attached hereto and (ii) that certain lease by and between Mortgagor, as lessee, and _______________, as lessor, dated _____________, and the leasehold estate created thereby, which lease and leasehold estate cover and affect the immovable property described on Exhibit "D" attached hereto. The leases described in clauses (i) and (ii) above shall be collectively referred to as the "Primary Leases".

     C.   Improvements.
          ------------

          All presently existing and hereafter acquired rights, title and interest of the Mortgagor in and to all buildings, structures, improvements, other constructions and Fixtures of every kind and description now or hereafter situated on the Immovable Property or the properties covered by the Primary Leases (the "Improvements"), together with any and all appurtenances, powers, liberties, easements, air rights, development rights, sewer rights, licenses, concession agreements, streets, alleys, passages, ways, riparian rights, batture rights, water courses, servitudes, estates, titles, interests, prescriptions, advantages and other rights and privileges whatsoever in any way belonging, relating or appertaining to the Immovable Property, the Improvements or the Primary Leases (or the leasehold estates created thereby) or granted to Mortgagor to use in connection therewith.

     D.   Additions, Etc. and Proceeds.
          ----------------------------

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          This Mortgage, without further action, shall also attach to all (1)
     subsequent additions, substitutions and replacements to and for any or all of the Property, (2) present and future component parts thereof and accessions thereto, (3) natural increases, accessions, accretions and issues of the Property and (4) rights of the Mortgagor to receive proceeds attributable to the sale, insurance loss, condemnation or other taking of all or any part of the Property, and any contract, tort or other damage awards in connection with, relating to or arising out of all or any part of the Property (including, without limitation, any sums which may be awarded or become payable to the Mortgagor for damages caused by public works or constructions on or near the Property).

          With respect to the proceeds referred to in clause (4) above (collectively, the "Proceeds"), this Mortgage is a collateral assignment thereof pursuant to La. R.S. 9:5386 et seq., whether such Proceeds or any of them now exist or arise in the future, and Mortgagor does hereby irrevocably make, constitute and appoint Mortgagee and the agents of Mortgagee as the true and lawful mandataries and attorneys-in-fact of Mortgagor to carry out and enforce all of Mortgagor's rights, title and interest in and to any or all of the Proceeds hereby collaterally assigned. The Proceeds shall be included in the term "Property" for all purposes of this Mortgage. The collateral assignment herein made of the Proceeds shall not be construed as imposing upon Mortgagee any obligations with respect thereto unless and until Mortgagee shall become the absolute owner thereof and Mortgagor shall have been wholly dispossessed thereof.

          In the event that Mortgagor becomes the owner of all or any part of the property covered by the Primary Leases, this Mortgage shall automatically and without need of further act become a mortgage on Mortgagor's full ownership interest in such property.

The Property is to remain so specially mortgaged, assigned, affected, pledged and hypothecated unto and in favor of the Mortgagee, for the benefit of the Secured Parties, and subject to the security interests created hereby until the full and final payment and performance or discharge of the Secured Obligations, and the Mortgagor is herein and hereby bound and obligated not to sell, alienate, deteriorate or encumber the Property to the prejudice of this act, and not to permit or suffer the same to be so sold, alienated, deteriorated or encumbered, except as otherwise may be permitted hereunder.

     Section 2.2 Assignment and Pledge of Leases and Rentals. In order to further secure the full and punctual payment and performance of the Secured Obligations, the Mortgagor hereby pledges, pawns, conveys, assigns and transfers unto the Mortgagee, for the benefit of the Secured Parties, (a) all of the rentals, income, profits, security deposits and other sums (collectively, the "Rentals") due or becoming due under or otherwise payable under or received or receivable in connection with all leases and subleases, whether written or verbal, or any letting of, or any agreement for the use or occupancy of, all or any part of the Property, presently or subsequently granted and bearing against the Property, or any part thereof (all such leases and subleases, together with all modifications, extensions and renewals thereof shall be collectively referred to as the "Leases"), (b) all Leases and (c) any and all benefits and advantages to be derived from the Leases and all guarantees of any obligations of any lessee under any of the Leases; provided, however, that so long as no Event of Default shall have occurred, the Mortgagor shall be entitled to continue to collect the Rentals and exercise all of its rights under the Leases. The assignment of Leases and Rentals in this
Section is, and is intended to be, an absolute and present assignment from the Mortgagor to the Mortgagee, for the benefit of the Secured Parties, made in accordance with and to the fullest extent permitted by La. R.S. (S) 9:4401 and is not intended to constitute merely the present passing of a security interest. The Mortgagor will not perform any acts and will not execute any instrument which would prevent the Mortgagee from exercising its rights under this Section 2.2.

     Section 2.3 Uniform Commercial Code Security Agreement. This Mortgage also is intended to be a security agreement under the Commercial Laws for any of the items specified above in Section 2.1 as part of the Property that, as a matter of law, may be subject to a security interest under the Commercial Laws. In order to further secure the full and punctual payment and performance of the Secured Obligations, the Mortgagor hereby grants to the Mortgagee, for the benefit of the Secured Parties, a security interest in all such items. The Mortgagor agrees that the Mortgagee may file this Mortgage in the real estate records or other appropriate index as a financing statement for any of such items specified above, and any copy of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. Mortgagor shall pay all reasonable costs and expenses of any record searches for financing statements that Mortgagee reasonably may require. Without the prior written consent of the Mortgagee, the Mortgagor shall not create under the Commercial Laws any other security interests in any of the items described above, including replacements and additions thereof or thereto owned by the Mortgagor, other than Liens expressly permitted hereunder or by the Indenture.

     Section 2.4 Confession of Judgment. Solely for purposes of executory process (and for no other purpose whatsoever) under Louisiana law, the Mortgagor does hereby acknowledge and CONFESS JUDGMENT in favor of the Mortgagee for the full amount of the Secured Obligations.

     Section 2.5 Attorneys' Fees. In case the Secured Obligations are placed in the hands of an attorney at law for the filing of foreclosure proceedings, to protect the rights of the Mortgagee or to enforce any of the agreements contained in this Mortgage, the Mortgagor herein and hereby agrees to pay all costs of collection, including, but not limited to, the reasonable fees and expenses of the attorneys at law who may be employed for such purposes, incurred in connection with the protection of or realization of collateral or in connection with any of Mortgagee's collection efforts, whether or not suit on the Secured Obligations or any foreclosure proceedings are filed, and further agrees that the maximum Secured Obligations secured by this Mortgage shall be increased by the amount of said costs, fees and expenses.

     Section 2.6 Release of Property; Mortgagor and Lien Not Released. The Mortgagee may at any time, on behalf of the Secured Parties and without notice to the Mortgagor, release any part of the Property from the effect of this Mortgage, grant an extension or deferment of time for the discharge of any obligation hereunder, permit the substitution and transfer of documents, agreements and instruments evidencing the Secured Obligations, agree in writing with the Mortgagor or any other Person to modify the terms of payment or performance of the Secured Obligations, including, without limitation, to modify the rate of interest, the period of amortization or the amount of the monthly installments payable under the Notes, accept or release other or additional security for the Secured Obligations, reconvey any part of the

Property, consent to the granting of any easement or servitude affecting the Property and join in any extension or subordination agreement, in each case without affecting the liability of the Mortgagor hereunder.

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF MORTGAGOR

     The Mortgagor hereby represents, warrants, covenants, promises, stipulates and agrees as follows:

     Section 3.1 Title. The Mortgagor has good and merchantable title as owner of the Property, free and clear of any and all Liens except Permitted Encumbrances; Mortgagor has and will continue to have full power and lawful authority to grant, release, convey, assign, transfer, mortgage, pledge, hypothecate and otherwise create the Liens on the Property as provided herein. The Property is accurately, completely, adequately and sufficiently described herein and in Exhibits "B", "C" and "D" attached hereto as required by Laws for this Mortgage to create a Lien on all of the Property.

     Section 3.2 First Priority Mortgage. This Mortgage constitutes a valid Mortgage and, upon proper recording hereof, will constitute a valid and perfected first mortgage Lien on, and security interest in, the Property, and first priority assignment of Leases and Rentals, subject in each case only to the Permitted Encumbrances, and there are no defenses or offsets to Mortgagor's obligations pursuant to this Mortgage or the other Note Documents to which it is a party, including, without limitation, the applicable obligations to pay and perform the Secured Obligations.

     Section 3.3 Location of Offices; Taxpayer Identification Number. The Mortgagor's chief executive office and principal place of business is ________________________________, _____________________. The Mortgagor's
Federal Taxpayer Identification Number is _____________.

     Section 3.4 Enforceability. The execution and delivery of this Mortgage and the Subsidiary Guarantee and other Note Documents to which Mortgagor is a party will result in valid and legally binding obligations of the Mortgagor enforceable against it in accordance with the respective terms and provisions hereof and thereof.

     Section 3.5 Required Filings. Schedule 1 sets forth all filings required to perfect the Liens, assignments and security interests created by this Mortgage.

     Section 3.6   Leases.

          A. With respect to the Primary Leases, Mortgagor represents that (i) it has provided Mortgagee with a true and complete copy of each of the Primary Leases; (ii) each of the Primary Leases is valid, binding and in full force and effect and has not been amended or modified, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (iii) to the best of Mortgagor's knowledge, no default exists on the part of any lessor, or on the part of Mortgagor as lessee, in the performance of any of the terms, covenants, provisions, conditions or agreements contained in the Primary Leases; and (iv) Mortgagor knows of no condition which, with the giving of notice or the lapse of time or both, would constitute a default under the Primary Leases on the part of any lessor or Mortgagor as lessee, except as heretofore disclosed in writing by Mortgagor to Mortgagee.

          B. With respect to the assignment of Leases and Rentals set forth above, Mortgagor represents that (i) it has provided Mortgagee with a true and complete copy of each Lease; (ii) Mortgagor is not, in the capacity of lessor, a party to any other lease, whether written or oral, or any agreement for the use and occupancy of any of the Property as of the date hereof, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (iii) the Leases are valid, binding and in full force and effect and have not been amended or modified, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (iv) Mortgagor is the sole owner of the lessor's interest in the Leases; (v) Mortgagor has not executed any other assignment or pledge of any of the Leases or Rentals or performed any other act or executed any other instrument which might prejudice Mortgagee's rights hereunder; (vi) to the best of Mortgagor's knowledge, no default exists on the part of any lessee, or on the part of Mortgagor as lessor, in the performance of the terms, covenants, provisions, conditions or agreements contained in the Leases; (vii) Mortgagor knows of no condition which, with the giving of notice or the passage of time or both, would constitute a default under any of the Leases on the part of any lessee or Mortgagor as lessor, except as heretofore disclosed in writing by Mortgagor to Mortgagee; (viii) no rent has been paid by any lessee for more than one installment in advance; and (ix) the payment of none of the Rentals to accrue under the Leases has been or will be waived, released, reduced, discounted or otherwise discharged or compromised by Mortgagor, except as heretofore disclosed in writing by Mortgagor to Mortgagee.

     Section 3.7 Peaceable Possession. Mortgagor's possession of the Property has been peaceable and undisturbed and, to the best of Mortgagor's knowledge, without investigation or inquiry, the title thereto has never been disputed or questioned, and Mortgagor does not know of any facts by reason of which any adverse claim to any part of the Property or to any undivided interest therein might be set up or made.

     Section 3.8 Taxes. Mortgagor has not received any notice of any federal, state or local tax claims or Liens assessed or filed against Mortgagor or the Property for Taxes which are due and payable, unsatisfied of record or docketed in any court of the state in which the Property is located or in any court located in the United States.

     Section 3.9 Casualty and Condemnation. The Property has not been damaged or destroyed by fire or other casualty, and no condemnation or eminent domain proceedings have been commenced and/or are pending with respect to the Property, and, to the best of Mortgagor's knowledge, no such condemnation or eminent domain proceedings are about to be commenced.

     Section 3.10 No Consents or Approvals. No consent or approval of any trustee or holder of any Indebtedness or other obligation of Mortgagor, and no consent, permission, authorization, order or license of any Governmental Authority (other than those which have already been obtained and delivered to Mortgagee), is necessary in connection with the execution, delivery and performance of this Mortgage or any other Note Document to which Mortgagor is a party or any transaction contemplated hereby or thereby.

     Section 3.11 No Conflicts. There is no provision of any indenture or agreement, written or oral, to which Mortgagor is a party or under which Mortgagor is obligated, and no statute, rule or regulation, or judgment, decree or order of any Governmental Authority, binding on Mortgagor, which would be contravened by the execution and delivery of this Mortgage or any other Note Document to which Mortgagor is a party or by the performance of any provision, condition, covenant or other term hereof or thereof.

     Section 3.12 Accordance With Laws and Regulations. The Property is in compliance with all applicable Laws, including without limitation Environmental Laws, moratoriums, condominium and coastal zone management laws and regulations and with all applicable building, safety and fire codes, as well as zoning and subdivision laws and regulations. All environmental impact statements, subdivision maps, drawings, specifications and reports relating to the Property have been or will be timely prepared and filed with all Governmental Authorities having jurisdiction over such matters and requiring any such submittals.

     Section 3.13 No Hazardous Activities. To the best of Mortgagor's knowledge, (a) no industrial use has ever been made of any part of the Property,
(b) none of the Property has ever been used for storage, treatment or disposal of any Hazardous Materials, (c) no manufacturing, landfilling or chemical production has ever occurred on any part of the Property and (d) there have never been any underground storage tanks located on any part of the Property.

     Section 3.14 No Hazardous Materials. Except as disclosed to and acknowledged by Mortgagee in writing, Mortgagor represents and warrants that:

          (a) During the period of ownership by Mortgagor or any of its Affiliates of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Materials by any Person on, under or about any of the Property; and

          (b) Mortgagor has no knowledge of or reason to believe that there has been (1) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Materials by any prior owners or occupants of the Property or (2) any actual or threatened litigation or claims of any kind by any Person relating to such matters.

                                  ARTICLE IV
                            COVENANTS OF MORTGAGOR

          So long as the Secured Obligations or any part thereof remains outstanding or unpaid, the Mortgagor specially covenants, promises, stipulates and agrees with the Mortgagee as follows:

     Section 4.1 Warranty. The Mortgagor shall warrant, preserve and defend the title to the Property, the interest of the Mortgagee and the Secured Parties in and to the Property and the validity, enforceability and priority of the Lien of this Mortgage, this assignment of Leases and Rentals and this grant of a security interest against the claims and demands of all Persons whomsoever, at its sole cost and expense.

     Section 4.2 Payment; Performance of Covenants. The Mortgagor shall make prompt payment when due of all amounts owing hereunder and under the Subsidiary Guarantee and other Note Documents to which Mortgagor is a party and all other Secured Obligations as the same become due, without offset, counterclaim or defense, and shall punctually and properly perform all of the Mortgagor's covenants, duties, agreements and conditions (a) under this Mortgage and the Subsidiary Guarantee and other Note Documents to which Mortgagor is a party or
(b) imposed upon or assumed by Mortgagor by virtue of the provisions of any deed, conveyance, lease, agreement, statute or ordinance pursuant to which Mortgagor or any predecessor in title of the Property acquired the Property or any rights or privileges appurtenant thereto or for the benefit thereof.

     Section 4.3 Payment of Taxes and Utilities. Subject to the right to contest certain matters with respect to the Property pursuant to Section 4.6, the Mortgagor shall cause to be paid all Taxes levied or assessed against the Property or any part thereof prior to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by Laws for the nonpayment thereof. Mortgagor shall deliver to Mortgagee promptly after a request therefor by Mortgagee, receipted bills or cancelled checks evidencing the payment of prior Taxes to the date upon which any fine, penalty, interest or cost may be added thereto or imposed by Laws for the nonpayment thereof. In the case of any assessment payable in installments, each installment thereof shall be paid prior to or on the date on which such installment becomes due and payable without imposition of any fine, penalty, interest or cost. Mortgagor shall not be entitled to any credit on the Secured Obligations, or any other sums which may become payable under the terms hereof, under any other Note Document or otherwise, by reason of the payment of Taxes. Mortgagor shall timely pay all charges for electricity, power, gas, water and other utilities used in connection with the Property.

     Section 4.4 Payment of Indebtedness Pertaining to Property. Subject to the right to contest certain matters with respect to the Property pursuant to
Section 4.6, the Mortgagor shall cause all Indebtedness, claims, encumbrances and liabilities of any kind or character (including, without limitation, claims for labor, materials, supplies and rent) incurred in the operation, maintenance and development of the Property to be paid within ninety (90) days after same become due.

     Section 4.5 Other Compliance. Subject to the right to contest certain matters with respect to the Property pursuant to Section 4.6, Mortgagor agrees
(i) to perform and comply with all covenants, agreements and restrictions affecting the Property and with all Laws, ordinances, acts, rules, regulations and orders of any Governmental Authority exercising any power of regulation or supervision over Mortgagor or any part of the Property, whether now or hereafter enacted or enforced and whether the same be directed to the direction, repair, manner of use or structural alteration of the Improvements or otherwise, (ii) to comply with the terms of all insurance policies covering or applicable to the Property, all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of or standards recommended by the National and Regional Fire Protection Association (or any other body exercising similar functions) applicable to or affecting the Property or any use or condition of the Property and (iii) to procure, maintain and comply with all permits, licenses, approvals or other authorizations required for any use of the Property being made and for the proper erection, installation, operation and maintenance of the Improvements and the FF&E or any portion of the foregoing. With respect to the compliance obligations of Mortgagor in this Section 4.5, other than Mortgagor's obligation to comply with all Environmental Laws, Mortgagor shall have no compliance obligation under this Section 4.5 if failure to comply would not have a material adverse affect on (a) the use made by Mortgagor of, the value or condition of or the business conducted on the Property or (b) the rights or interest of any Secured Party.

     Section 4.6 Contest of Taxes, Indebtedness and Other Claims. Mortgagor shall have the right to contest, at its own expense, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity of any Taxes, Indebtedness, claims, assessments or encumbrances referred to herein (other than this Mortgage or any other Note Document securing all or any portion of the Secured Obligations), or any of the Laws, ordinances, acts, rules, regulations, orders, licenses and authorizations referred to herein; provided that (a) Mortgagor gives Mortgagee timely notice of its intention to contest the same, (b) the commencement of such proceedings shall suspend the collection or enforcement of the matter under contest, or, if the commencement of such proceedings does not suspend such collection or enforcement, Mortgagor shall have made payment of any item sought to be collected with or without protest, (c) there shall be no impairment of the Lien of this Mortgage or undue interference with the normal conduct of Mortgagor's riverboat gaming or hotel operations at the Property, (d) neither the Property nor any part thereof or interest therein would be in immediate danger of being sold, forfeited or lost, (e) neither Mortgagee nor any Secured Party would be potentially subject to criminal, or in imminent danger of civil, liability for failure to comply therewith pending the outcome of such proceedings, (f) in the case of Taxes, assessments, charges or other impositions, Mortgagor shall have either (i) paid the amount in dispute prior to instituting such contest, in which event the notice requirement of subparagraph (a) of this Section shall be satisfied by giving notice prior to initiating such contest rather than prior to making payment, or (ii) furnished such security, if any, as may be required by Mortgagee during the pendency of such proceedings and (g) if such contest be finally resolved against Mortgagor, Mortgagor shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon, or comply with any applicable requirements. Mortgagor shall indemnify and hold Mortgagee and each Secured Party harmless from and against any liability, loss, damage, cost or expense of any kind that may be imposed upon Mortgagee or any Secured Party in connection with any such contest and any determination resulting therefrom.

     Section 4.7  Performance Under Leases.

     A.  Primary Leases.

               (i) Mortgagor shall continue to perform faithfully all of the lessee's obligations under the Primary Leases.

               (ii) Mortgagor shall promptly (and in any event within ___ days of Mortgagor's receipt thereof) furnish Mortgagee with an accurate and complete copy of all notices received by Mortgagor in connection with the Primary Leases.

               (iii) Mortgagor shall promptly exercise each individual option, if any, to extend or renew the term of each of the Primary Leases and hereby expressly authorizes and appoints Mortgagee as its agent and attorney-in-fact to exercise any such option in the name and on behalf of Mortgagor, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest.

               (iv) In the event that either or both of the Primary Leases is rejected or disaffirmed by the lessor thereunder (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law, Mortgagor covenants that it will not elect to treat such Primary Lease as terminated under 11 U.S.C. (S)365(h) or any similar or successor law or right and hereby assigns to Mortgagee the sole and exclusive right to make or refrain from making any such election, and Mortgagor agrees that any such selection, if made by Mortgagor, shall be void and of no force or effect.

               (v) If the lessor under either or both of the Primary Leases (or any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) rejects or disaffirms such Primary Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law and Mortgagee elects to have Mortgagor remain in possession under any legal right Mortgagor may have to occupy the premises leased pursuant to such Primary Lease, (a) Mortgagor shall remain in such possession and shall perform all acts necessary for Mortgagor to retain its legal rights and to remain in such possession for the unexpired term of such Primary Lease (including all renewals thereof), whether such acts are required under the then existing terms and provisions of such Primary Lease or otherwise, and (b) all of the terms and provisions of this Mortgage and the Lien created hereby shall remain in full force and effect and shall be extended automatically to such possession, occupancy and interest of Mortgagor.

               (vi) Immediately upon obtaining knowledge of a breach by the lessor under either or both of the Primary Leases (or by any receiver, trustee, custodian or other party who succeeds to the rights of such lessor) or any inability of such lessor (or any such receiver, trustee, custodian or other party) to perform the terms and provisions of such Primary Lease (including by reason of a rejection or disaffirmance of such Primary Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or similar law), Mortgagor will notify Mortgagee of any such breach or inability, and Mortgagor shall, at its expense, diligently commence and prosecute any proceedings as may be necessary or advisable against such lessor in connection with such breach and shall, upon the request of Mortgagee, deliver to Mortgagee copies of all papers served in connection therewith; provided that no settlement or compromise of any such proceeding shall be made by Mortgagor without Mortgagee's prior written consent if such settlement or compromise could have a materially adverse affect on the Property or the rights of the Mortgagee or the Secured Parties hereunder.

               (vii) Mortgagor shall give immediate notice to Mortgagee of any notice of default given to, or any lawsuit instituted against, Mortgagor by any lessor under either or both of the Primary Leases, and Mortgagor shall furnish Mortgagee with an accurate and complete copy of such notice of default and with any pleadings received by Mortgagor or Mortgagor's counsel from any such lessor within ___ days of Mortgagor's receipt thereof. Mortgagee may, but shall not be obligated to, take any action Mortgagee deems necessary or desirable to cure any default by Mortgagor under the Primary Leases; provided, however, that in the event of any failure by Mortgagor to perform any covenant to be observed and performed under either or both of the Primary Leases, the performance by Mortgagee on behalf of Mortgagor of such Primary Lease covenant shall not remove or waive, as between Mortgagor and Mortgagee, the corresponding breach of covenant by Mortgagor under this Mortgage, and all expenses incurred by Mortgagee in connection with the curing of such default, of every kind and character, shall be a demand obligation owing by Mortgagor to Mortgagee and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.8 for Advances to bear, and the same shall be secured by the Lien evidenced by this Mortgage. Furthermore, the Mortgagor agrees to indemnify and hold the Mortgagee harmless from and against any and all liability, loss or damage which the Mortgagee may incur under the Primary Leases by reason of the mortgage of Mortgagee's interest in the Primary Leases and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged undertaking or obligation on Mortgagee's part to perform or discharge any of the terms, covenants or agreements contained in the Primary Leases, except to the extent that any such claims and demands arise out of the gross negligence or willful misconduct of Mortgagee.

               (viii) Mortgagor shall, at Mortgagor's sole cost and expense, appear in and defend any action or proceeding arising under or in any manner connected with the Primary Leases or the obligations, duties or liabilities of the lessor or Mortgagor thereunder.

     B.  Assigned Leases.

               (i) Mortgagor shall continue to perform faithfully all of the lessor's obligations under the Leases.

               (ii) Mortgagor shall give prompt written notice to Mortgagee of any notice of default given to, or any lawsuit instituted against, Mortgagor by any lessee under any of the Leases, and Mortgagor shall furnish Mortgagee with an accurate and complete copy of such notice of default and with any pleadings received by Mortgagor or Mortgagor's counsel from such lessee. Mortgagee may, but shall be obligated to, take any action Mortgagee deems necessary or desirable to cure any default by Mortgagor under any of the Leases, and all expenses incurred by Mortgagee in connection with the curing of such default, of every kind and character, shall be a demand obligation owing by Mortgagor to Mortgagee and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.8 for Advances to bear, and the same shall be secured by the Lien evidenced by this Mortgage.

               (iii) Mortgagor shall, at Mortgagor's sole cost and expense, appear in and defend any action or proceeding arising under or in any manner connected with any of the Leases or the obligations, duties or liabilities of any lessee or Mortgagor thereunder.

               (iv) Mortgagor shall enforce each of the Leases and all remedies available to Mortgagor against the lessee thereunder in case of default under any of the Leases by any such lessee.

               (v) The Mortgagor agrees to indemnify and hold the Mortgagee harmless from and against any and all liability, loss or damage which the Mortgagee may incur under the Leases by reason of the assignment of the Leases contained herein, and from any and all claims and demands whatsoever which may be asserted against Mortgagee by reason of any alleged undertaking or obligation on Mortgagee's part to perform or discharge any of the terms, covenants or agreements contained in the Leases, and Mortgagee shall not be obligated to perform or discharge, nor does it undertake to perform or discharge, nor shall anything herein contained be construed to bind the Mortgagee to the performance or discharge of, any of the obligations, duties or liabilities under any of the Leases, or otherwise to impose any obligation on the Mortgagee with respect to the Leases or Rentals.

     Section 4.8 Actions With Respect to Lessee Bankruptcies. In the event the lessee under any Lease should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of any of the Leases assigned hereby, Mortgagor covenants and agrees that with respect to any of the Leases so terminated or rejected, no settlement for damages shall be made without the prior written consent of Mortgagee, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Mortgagor and Mortgagee. Mortgagor hereby assigns any such payment to Mortgagee and agrees to endorse and deliver to Mortgagee any check evidencing any such payment, the proceeds of which will be applied in accordance with the Indenture.

     Section 4.9 Lease Proceeds Held in Trust. Any amounts received by Mortgagor or its agents for performance of any actions with respect to the Leases which are prohibited by the terms of this Mortgage, including, without limitation, any amounts received in connection with any cancellation, modification or amendment of any Leases which is prohibited by the terms of this Mortgage and any amounts received by Mortgagor as Rentals from and after the date of any Event of Default, shall be held by Mortgagor as trustee for Mortgagee, and all such amounts shall be accounted for to Mortgagee and shall not be commingled with other funds of Mortgagor. Any Person acquiring or receiving all or any portion of such trust funds shall acquire or receive the same in trust for Mortgagee as if such Person had actual or constructive notice that such funds were impressed with the trust in accordance herewith; by way of example and not of limitation, such notice may be given by an instrument recorded in the conveyance records of the Parish of _____________ stating that Mortgagor has received or will receive such amounts in trust for Mortgagee.

     Section 4.10  Insurance Requirements.

          A. The Mortgagor shall keep the Property and each and every part and parcel thereof constantly insured in such amounts and for such coverages as follows:

               (a) Special causes of loss insurance (formerly known as all-risk insurance), including flood and sprinkler leakage coverage, if applicable, in an amount sufficient to prevent Mortgagor from being or becoming a co-insurer within the terms of the policy or policies providing such insurance, and in any event for not less than either amounts required by Laws or the full replacement value of the Improvements and the FF&E;

               (b) Business interruption insurance for loss occasioned by the perils commonly insured against in a special causes of loss policy, in an aggregate amount not less than the real estate taxes, additional interest and other assessments for the Immovable Property, the leasehold estates created by the Primary Leases and the Improvements and all other continuing expenses of the Property;

               (c) Commercial general liability insurance, with the combined single limit for any one occurrence of at least $10,000,000.00;

               (d) Workers compensation and employer's liability insurance, subject to statutory limits or better, in respect of any work or other operations on, about or in connection with the Property; and

               (e) Such other insurance with respect to the Property in such amounts and against such other insurable hazards which are commonly insured against in respect of properties similar to the Property (and, with respect to this clause (e) only, provided that such insurance is available at commercially reasonable rates).

          B. All policies of insurance at any time carried by Mortgagor on the Property (whether carried pursuant to the requirements of this Mortgage or otherwise) shall name Mortgagee as the Person to which all payments made by such insurance company shall be paid. Each insurance policy maintained by Mortgagor under subsections (a), (b) and, if appropriate, (e) above shall contain a standard noncontributory first mortgage loss payable endorsement in favor of Mortgagee. The insurance maintained by Mortgagor under subsections (c) and, if appropriate, (e) above shall name Mortgagee as an additional insured. All insurance maintained by Mortgagor shall contain clauses providing that the carrier shall notify the Mortgagee in writing at least thirty (30) days in advance of any policy reduction, non-renewal or cancellation (or at least ten (10) days in advance of a cancellation for nonpayment of premiums) and that all losses shall be payable notwithstanding (1) any negligence of Mortgagor or any lessee or occupant of any portion of the Property or any of their respective agents or employees which might, absent such agreement, result in a forfeiture of all or any part of any insurance payment, (2) the occupation or use of the Property for purposes more hazardous than permitted by the terms of such policy, (3) any foreclosure or other action or proceeding taken pursuant to any provision of this Mortgage or (4) any change in title or ownership of the Property or any part thereof. Mortgagor shall pay the premiums on all policies of insurance pertaining to the Property as the same become due and payable. Each policy of insurance required by this Mortgage shall be carried with a company which is licensed to do business in the state in which the Property is located and is rated at least "A-" by A.M. Best & Company, Inc. or, if such carrier is not rated by A.M. Best & Company, Inc., having the financial stability and size deemed appropriate by a reputable insurance broker. All policies of insurance placed with a mutual company shall be nonassessable. Mortgagor shall deliver the original policies to the Mortgagee and shall deliver satisfactory evidence of renewal of all such policies to Mortgagee not less than ten (10) days in advance of the expiration date of the existing policy or policies, accompanied by evidence of payment of premium satisfactory to Mortgagee.

          C. Mortgagor shall not carry separate or additional insurance concurrent in form or contributing, in the event of loss, with that required hereunder unless such insurance is endorsed in favor of Mortgagee as loss payee or additional insured, as applicable, and contains endorsements providing coverage secondary to the insurance required to be carried hereunder. Nothing contained herein shall prohibit Mortgagor from holding or obtaining an owner's policy of title insurance covering the Immovable Property.

          D. In any suit or action for damages arising from the alleged negligence of Mortgagor, in which action the Mortgagee and/or any Secured Party is included as a defendant, Mortgagor will assume all of the burden, cost and expense of the settlement of such action or claim and will pay any judgment which may be obtained against Mortgagee or any Secured Party.

          E. In the event the Mortgagor should, for any reason whatsoever, fail to keep the Property or any part thereof so insured, or to keep said policies so assigned or payable, or fail to deliver to the Mortgagee the original policies of insurance and the renewals thereof, then the Mortgagee, if it so elects, may itself have such insurance effected in such amounts and in such companies as it may deem proper and may pay the premiums therefor, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Mortgagor to the Mortgagee and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.8 for Advances to bear, and the same shall be secured by the Lien evidenced by this Mortgage. The Mortgagee shall not be responsible for the solvency of any company issuing any insurance policy, whether or not selected or approved by it, or for the collection of any amount due under any such policy, and shall be responsible and accountable only for such money as may be actually received by it.

          F. In the event of any insured loss, the Mortgagor shall give immediate written notice to the insurance carrier and to the Mortgagee. Mortgagor hereby authorizes and directs any insurance company concerned to make payment of such loss (only with respect to the insurance policies described in subparagraphs (a), (b) and, as applicable, (e) above) directly and solely to Mortgagee to be applied as hereinafter provided. Mortgagor, acting in its reasonable judgment, shall make any necessary proof of loss and shall adjust and compromise all claims under all policies and shall cause the applicable insurance company to make payment thereof as herein provided, and Mortgagor shall sign all receipts, vouchers, releases and other instruments which may be reasonably necessary or desirable in aid of such payment. Any insurance proceeds paid to Mortgagee shall be held as trust funds, and Mortgagee shall dispose of such proceeds as provided in
     Section 4.11. In the event that any insurance proceeds are paid by check to Mortgagor or to Mortgagor and Mortgagee as joint payees, Mortgagor agrees that it shall endorse such check over to Mortgagee.

          G. Nothing contained in this Section 4.10 or elsewhere in this Mortgage shall relieve Mortgagor of its duty to maintain, repair, replace or restore the Property from time to time in accordance with the applicable provisions of this Mortgage and the Indenture, and nothing in this Section
     4.10 or elsewhere in this Mortgage shall relieve Mortgagor of its duty to pay the Secured Obligations, which shall be absolute regardless of the occurrence of damage to or destruction of or condemnation of all or any portion of the Property.

     Section 4.11 Damage to and Destruction of the Property. In the event that, at any time during the term of the Notes, the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty covered by insurance, and if such damage, destruction or casualty shall constitute an Event of Loss (as defined in the Indenture), then the insurance proceeds payable in connection therewith shall be payable to the Mortgagee in accordance with the provisions of
Section 4.10 and shall be deposited in the Collateral Account (as defined in the Indenture) and shall be released, applied and/or distributed in accordance with Sections 1014 and 1110 of the Indenture. Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with
Section 513 of the Indenture, the Mortgagee shall have the right to apply such insurance proceeds in accordance with Section 506 of the Indenture.

     Section 4.12 Condemnation. The Mortgagor shall promptly notify the Mortgagee of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of all or part of the Property, and the Mortgagor shall appear in and prosecute any such action or proceeding unless otherwise directed by the Mortgagee in writing. In the event that the Property, or any part thereof, shall be taken in condemnation proceedings, or by exercise of right of eminent domain, or by conveyance in lieu of condemnation, or as a result of the exercise by any Governmental Authority of any right or option to purchase (hereinafter collectively called "Proceedings"), Mortgagee shall have the right to participate in any such Proceedings at Mortgagor's expense, including reasonable attorneys' fees and disbursements, and any eminent domain awards that may be made or any proceeds thereof or any payments for damages or for conveyances in lieu of condemnation shall be deposited with Mortgagee and held in trust by Mortgagee and distributed in the manner set forth in Section 4.13. Mortgagor shall, upon request of the Mortgagee, make, execute, acknowledge and deliver any and all additional assignments, documents and instruments as may be reasonably necessary from time to time to enable the Mortgagee to collect and receipt for any such sums. The Mortgagor hereby irrevocably designates and appoints the Mortgagee, from and after the occurrence of an Event of Default, as attorney-in-fact for the Mortgagor to commence, appear in and prosecute, in the Mortgagee's or the Mortgagor's name, any Proceeding and to settle or compromise any claim.

     Section 4.13 Application of Condemnation Awards. If, at any time during the term of the Notes, there occurs a Proceeding that constitutes an Event of Loss, any eminent domain awards payable in connection therewith or any payments for damages or for conveyances in lieu of condemnation shall be deposited in the Collateral Account and shall be released, applied and/or distributed in accordance with Sections 1014 and 1110 of the Indenture. Upon the occurrence of an Event of Default which has not been waived in writing by the Holders in accordance with Section 513 of the Indenture, Mortgagee shall have the right to apply such eminent domain awards or any payments for damages or for conveyances in lieu of condemnation in accordance with Section 506 of the Indenture.

     Section 4.14 Preservation and Maintenance of Property. The Mortgagor (a) shall not commit waste, (b) shall not abandon the Property, (c) in the event of any damage, injury or loss to the Property, shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the substantial equivalent of its condition prior to such damage, injury or loss or such other condition as the Mortgagee may approve in writing, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property in good condition, repair and working order, ordinary wear and tear excepted, shall not remove or demolish the Property without the Mortgagee's prior written consent and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in as good condition as existed on the date of this Mortgage and to insure the operation of Mortgagor's business at all normal times, (e) shall comply with all applicable Laws, ordinances, regulations and requirements of any Governmental Authority with jurisdiction over the Property, (f) shall not make any structural alterations to the Property without the Mortgagee's prior written consent and (g) shall give notice in writing to the Mortgagee of and, unless otherwise directed in writing by the Mortgagee, appear in and defend, any action or proceeding affecting the Property, the security or priority of this Mortgage or the rights or powers of the Mortgagee. Notwithstanding anything above to the contrary, (i) the Mortgagor may remove or sell any Fixture, equipment, machinery or appliance in or on the Property when such is in the ordinary course of business or is incident to the replacement of FF&E with items of like kind, which replacements may be leased or purchased by the Mortgagor with the proceeds of FF&E Financing to the extent permitted by the Indenture and (ii) Mortgagor may discontinue maintenance of the Property in accordance with Section 1006 of the Indenture.

     Section 4.15  Environmental Hazards.

          A. The Mortgagor shall not (i) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, escape, spillage, seepage, leakage, dumping, pouring, emptying, emission, discharge, storage (including above-and under-ground storage tanks for petroleum or petroleum products, but excluding small containers of gasoline used for maintenance equipment or similar purposes and in compliance with applicable Environmental Laws), treatment, management, transportation, handling, disposal or the like of any Hazardous Materials on, under, in or about the Property, or in any way affecting the Property, and which are in violation of applicable Environmental Laws and would form the basis for any present or future claim, demand or action seeking cleanup of the Property, or the transportation of any Hazardous Materials to or from the Property in violation of applicable Environmental Laws or (ii) cause or exacerbate any occurrence or condition on the Property that is or may be in violation of any Hazardous Materials Laws. No Hazardous Materials shall be placed on, in, under or about the Property except in strict compliance with applicable Environmental Laws. The Mortgagor shall not cause or permit the migration of Hazardous Materials from the Property to any other property or onto the Property from any property or area adjacent to the Property in violation of applicable Environmental Laws. The Mortgagor shall at all times comply with all applicable Environmental Laws and all notices of violations of Environmental Laws prior to the issuance of any regulatory or judicial order or assessment of any fines. The Mortgagor shall take all reasonable and appropriate steps to secure compliance by all lessees and sublessees of the Property with its obligations in this Section.

          B. The Mortgagor shall advise the Mortgagee promptly, in writing, of any notice or other communication, written or oral, from the United States Environmental Protection Agency, the Louisiana Department of Environmental Quality or any other federal, state or local Governmental Authority having jurisdiction over the Property with respect to any alleged violation of any Environmental Laws or the generation, presence, management, release, escape, spillage, seepage, leakage, dumping, pouring, emptying, treatment, discharge, emission, handling, storage, transportation, disposal or the like of Hazardous Materials or storage tanks.

          C. The Mortgagee may, from time to time at mortgagor's expense (but not more frequently than ____________), obtain an environmental audit prepared by an independent engineer or other qualified environmental consultant in order to verify the absence of Hazardous Materials on, in, under or about the Property and, if deemed necessary by the Mortgagee, an environmental risk assessment of the Property, of the Mortgagor's hazardous waste management practices and/or of any hazardous waste disposal sites used by the Mortgagor. All tests and samplings shall be conducted using generally accepted and scientifically valid technology and methodologies. The Mortgagor shall give the engineer or environmental consultant reasonable access to the Property and to all records in the possession of the Mortgagor that may indicate the presence (whether current or past) or release of Hazardous Materials on, in, under or about the Property. The Mortgagor shall also provide the engineer or environmental consultant an opportunity to interview such Persons employed in connection with the Property as the engineer or consultant deems appropriate.

          D.  The Mortgagor shall promptly notify the Mortgagee in writing of:
     (i) any enforcement, cleanup, removal or other governmental or regulatory action, investigation or any other proceeding instituted, (ii) any suit, cause of action or any other claim made or threatened by any third party against the Mortgagor or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials and (iii) the Mortgagor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause all or any portion of the Property to be subject to any restrictions on the ownership, occupancy, transferability or use of the Property under Environmental Laws. The provisions of the preceding sentence shall be in addition to any and all other obligations and liabilities that the Mortgagor may have to the Mortgagee under applicable law.

          E. Mortgagor shall promptly take any and all necessary remedial action in response to the presence, storage, use, disposal, transportation or discharge of any Hazardous Materials on, under, above or about the Property; provided, however, that Mortgagor shall not take any such remedial action or enter into any settlement agreement, consent decree or other compromise in respect to any claims, proceedings, lawsuits or actions completed or threatened as a result of any actual or alleged Hazardous Materials on, under, above or about the Property, or enter into any settlement agreement, consent decree or other compromise in respect to any claims, proceedings, lawsuits or actions completed or threatened pursuant to any Environmental Laws, without, in each case, obtaining Mortgagee's prior written consent; provided further, however, that Mortgagor's prior consent shall not be necessary in the event that the presence of Hazardous Materials on, under, above or about the Property either: (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Mortgagee's consent prior to undertaking such action. In the event Mortgagor undertakes any remedial action with respect to any Hazardous Materials on, under, above or about the Property as set forth in clauses (i) and (ii) above, Mortgagor shall immediately notify Mortgagee of any such remedial action, and shall conduct and complete such remedial action in compliance with all applicable Environmental Laws and in accordance with the orders and directives of all federal, state and local Governmental Authorities having jurisdiction.

          F. The Mortgagor shall indemnify, defend and hold harmless the Mortgagee from and against any and all claims, demands, costs, losses, liabilities, expenses (including reasonable attorneys' fees, whether suit is instituted or not), judgments, fines or amounts paid in settlement (collectively, "Losses") incurred by the Mortgagee in connection with or as a result of the presence, storage, use, disposal, transportation, discharge or release or threatened release on, under, above or about the Property of any Hazardous Materials or any violations of any Environmental Laws arising out of acts or omissions of the Mortgagor, its agents, employees or contractors or a third party. To the extent of such indemnity, Losses indemnified against specifically shall include costs incurred in connection with (i) any investigation or monitoring of site conditions; (ii) any clean up, containment, remediation, removal or restoration work required or performed by any federal, state or local governmental entity or performed by Mortgagor or any other Person because of the presence, storage, use, disposal, transportation, discharge or release or threatened release of any Hazardous Materials on, in, under or about the Property and (iii) any claims by third parties for losses due to the presence, storage, use, disposal, transportation, discharge or release or threatened release of such Hazardous Materials or the cleanup, containment, remediation or removal thereof.

          G. The Mortgagor shall not install or permit the installation of friable asbestos or any substance containing asbestos in or on the Property. With respect to any such material or materials currently present in or on the Property, the Mortgagor shall promptly comply with all Laws with respect to the safe removal thereof, at the Mortgagor's sole expense.

          H. The indemnity provisions contained in this Section 4.15 shall survive the repayment of the Secured Obligations and the cancellation of this Mortgage.

     Section 4.16 Use of Property. The Mortgagor shall maintain, preserve and renew all rights of way, servitudes, grants, privileges, licenses, permits, zoning approvals and franchises necessary for the use of the Property and shall not, unless required by applicable law or unless the Mortgagee has otherwise agreed in writing, allow changes in the use for which the Property was intended at the time this Mortgage was executed. The Mortgagor shall not initiate or acquiesce in a change in the zoning classification of the Property without the Mortgagee's prior written consent.

     Section 4.17 Inspection. The Mortgagee is authorized and empowered to enter, and to authorize its employees, agents or contractors identified in writing to the Mortgagor to enter, upon any or all of the Property at any reasonable time and from time to time upon prior notice to the Mortgagor to inspect the same, to perform or observe any covenants, conditions or terms that the Mortgagor shall fail to perform, meet or comply with, to make such repairs, replacements, renewals or additions as shall be necessary or for any other purpose in connection with the maintenance, protection or preservation of the Mortgagee's security, without thereby becoming liable to the Mortgagor or any Person in possession holding under the Mortgagor. Any inspections performed by or for the Mortgagee shall be performed at times and in a manner so as not to unreasonably interfere with the Mortgagor's business or the operation of the Property. The Mortgagor will keep accurate books and records in which full, true and correct entries shall be promptly made with respect to the Property and the operation thereof.

     Section 4.18 Negative Covenants. The Mortgagor hereby agrees that, so long as any of the Secured Obligations remains outstanding or unpaid, the Mortgagor shall not, directly or indirectly, without the prior written consent of the Mortgagee or except as may be provided in the Indenture:

          A. Create, incur, assume or suffer to exist any Indebtedness relating to the Property, except the Secured Obligations under this Mortgage;

          B. Create, incur or place, or permit to be created, incurred or placed, any Liens on the Property, or part thereof, or any revenues related thereto, except for the Permitted Encumbrances and Liens in favor of the Mortgagee;

          C. Convey, sell, lease, assign, transfer or otherwise dispose of the Property, or permit any conveyance, sale, lease, assignment, transfer or other disposition of the

     Property, except obsolete or worn out FF&E disposed of in the ordinary course of business;

          D. Terminate, modify, amend or surrender either or both of the Primary Leases or waive, condone, release or discharge any lessor thereunder from the obligations, covenants, conditions and agreements to be performed by such lessor thereunder;

          E. Terminate, modify or amend any of the Leases or any of the terms thereof, or grant any concessions in connection therewith, either orally or in writing, except for such terminations, modifications, amendments or concessions as are entered into in the ordinary course of business, are commercially reasonable and could not be materially adverse to the interest of Mortgagee, and any attempted termination, modification or amendment of any of the Leases in violation of this Subsection (E) shall be null and void;

          F. Collect any of the Rentals arising or accruing under any of the Leases in advance of the time when the same shall become due under the terms thereof without first advising the Mortgagee of such action;

          G. Discount any future accruing Rentals without Mortgagee's prior written consent, except for commercially reasonable discounts made in the ordinary course of business that could not be materially adverse to the interest of Mortgagee;

          H. Execute any other assignments of any of the Leases or any interest therein or any of the Rentals thereunder;

          I. Accept the surrender of any the Leases, or suffer or permit to occur any release of liability of any lessee in a manner which is adverse in any material respect to the interests of Mortgagee, or suffer or permit to occur any right on the part of a lessee to withhold payment of rent in a manner which is adverse in any material respect to the interest of Mortgagee;

          J. Alter, modify or change the terms of any guarantees of any of the Leases or suffer or permit to occur the cancellation or termination of any such guarantees without the prior written consent of Mortgagee, except for alterations, modifications, changes, cancellations or terminations of guarantees as are entered into in the ordinary course of business and are commercially reasonable and cannot be materially adverse to the interest of Mortgagee; or

          K. Request, consent to, agree to or accept a subordination of any of the Leases to the Lien of any mortgage or other encumbrance now or hereafter affecting the Property except the Lien of this Mortgage.

     Section 4.19 Cure of Defects. If the validity or priority of this Mortgage or of any rights or Liens created or evidenced hereby with respect to the Property or any part thereof or the title or right of occupancy of the Mortgagor to the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against the Mortgagor with respect thereto, upon discovery of such actual or alleged defect, the Mortgagor shall give written notice thereof to the Mortgagee promptly and, at the Mortgagor's own cost and expense, diligently endeavor to cure any defect that may be developed or claimed and take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel agreeable to the Mortgagee, the prosecution or defense of litigation and the release or discharge of all adverse claims. The Mortgagee (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the Liens created or evidenced hereby, including, but not limited to, the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior Liens or security interests, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Mortgagor to the Mortgagee and shall bear interest from the date of expenditure until paid at a rate equal to the rate provided for in Section 5.8 for Advances to bear, and the same shall be secured by the Lien evidenced by this Mortgage, and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

     Section 4.20 Estoppel Certificate. The Mortgagor shall, within ten (10) business days of a written request therefor by the Mortgagee, furnish the Mortgagee with a written statement, duly acknowledged, setting forth the sums secured by this Mortgage and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Mortgage.

     Section 4.21 Further Assurances. On request of the Mortgagee, the Mortgagor shall promptly (a) correct any defect, error or omission which may be discovered in the contents of this Mortgage or the Subsidiary Guarantee or any other Note Documents to which Mortgagor is a party or in the execution or acknowledgment of this Mortgage or the Subsidiary Guarantee or any other Note Documents to which Mortgagor is a party and (b) execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as reasonably may be required from time to time in order (i) to carry out more effectively the purposes of this Mortgage, the Subsidiary Guarantee and any other Note Documents to which Mortgagor is a party,
(ii) to more fully identify and subject to the Liens created by this Mortgage any of the properties, rights or interests required to be encumbered hereby, including, specifically, any additions, substitutions, replacements or appurtenances to the Property, (iii) to perfect and maintain the validity, effectiveness and priority of this Mortgage and the Liens intended to be created hereby and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Mortgagee any of the rights granted or now or hereafter intended by the parties hereto to be granted to the Mortgagee hereunder or under any other instrument or agreement executed in connection herewith. The Mortgagor shall pay all costs connected with any of the foregoing.

     Section 4.22 Further Assurances With Respect to Leases. Upon notice and demand, Mortgagor shall, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to Mortgagee, in form satisfactory to Mortgagee, one or more separate assignments confirmatory of the general assignment of the Leases and rights relating thereto provided for in this Mortgage and/or one or more agreements restricting Mortgagor's right or power as against Mortgagee as provided herein and/or granting Mortgagee the right to enforce any provision of any Lease. Mortgagor shall pay to Mortgagee the expenses incurred by Mortgagor in connection with the preparation and recording of any such assignment or agreement, including, without limitation, its reasonable attorneys' fees. Upon notice and demand, Mortgagor shall, from time to time, provide Mortgagee with a duly executed estoppel certificate from each lessor under the Primary Leases and from each lessee and sublessee under the Leases in a form reasonably required by Mortgagee.

                                   ARTICLE V
                        EVENTS OF DEFAULT AND REMEDIES

     Section 5.1 Event of Default; Remedies. The Mortgagor specifically agrees that if any one or more Events of Default shall occur under the Indenture, THEN, AND IN EACH AND EVERY SUCH CASE, the Mortgagee may at its option and in accordance with the provisions of Article V of the Indenture declare the entire amount of the Secured Obligations to be due and payable immediately without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by Mortgagor, anything in this Mortgage or in the Subsidiary Guarantee to the contrary notwithstanding. In addition to the foregoing, upon the occurrence of any Event of Default, the Mortgagee may take such action, without notice or demand or putting in default (all of which are hereby expressly waived by Mortgagor), as it deems advisable and in accordance with Article V of the Indenture to protect and enforce its rights against the Mortgagor and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee:

               (i) institute proceedings for the complete foreclosure of this Mortgage, in which case the Property may be sold for cash or upon credit in one or more parcels under ordinary or executory process, at the Mortgagee's sole option, and with or without appraisement, appraisement being expressly waived; or

               (ii) to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Secured Obligations then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Secured Obligations not then due; or

               (iii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage or the Subsidiary Guarantee or any other Note Document to which Mortgagor is a party; or

               (iv) apply for the appointment of a trustee, receiver, liquidator or conservator of the Property, without regard for the adequacy of the security for the Secured Obligations and without regard for the solvency of the Mortgagor or of any Person liable for the payment of the Secured Obligations; or

               (v) withdraw all cash in the Collateral Account and apply such cash and other cash, if any, then held by it in accordance with
          Section 506 of the Indenture; or

               (vi) sell any of the Property that is subject to the provisions of the Commercial Laws at public or private sale, for cash, upon credit or for future delivery, at such price or prices as the Mortgagee may deem satisfactory, and in connection with any such sale, the Mortgagor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any Laws now existing or hereafter adopted and agrees that ten (10) days prior written notice of the time and place of any such sale or other intended disposition of any such Property constitutes "reasonable notification" within the meaning of the Commercial Laws, except that shorter or no notice shall be reasonable as to any of such Property which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market; or

               (vii) pursue such other remedies as the Mortgagee may have under applicable law, including, without limitation, as a secured party under the Commercial Laws, in equity, by virtue of any other security instrument or otherwise.

          The Mortgagee may proceed under this Mortgage solely as to the immovable property interests or solely as to the movable property interests or as to both the immovable and movable property interests in accordance with its rights and remedies in respect of the immovable property interests. The Mortgagee is hereby appointed agent and attorney-in-fact for the Mortgagor and is hereby authorized and empowered to carry out and enforce all incorporeal rights pledged by the Mortgagor hereunder. This power, being coupled with an interest, is irrevocable so long as any of the Secured Obligations remains outstanding.

     Section 5.2 Effect of Sale. Any sale of, or the grant of options to purchase, or any other realization upon, any Property shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Mortgagor therein and thereto and shall be a perpetual bar both at law and in equity against the Mortgagor and against any and all Persons claiming or attempting to claim the Property so sold, optioned or realized upon, or any part thereof, from, through and under the Mortgagor. The proceeds or avails of any sale made under or by virtue of this Mortgage, together with any other sums which then may be held by the Mortgagee under this Mortgage, shall be applied in accordance with Section 5.06 of the Indenture. Upon any sale made under or by virtue of this Mortgage, the Mortgagee may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Secured Obligations the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage.

     Section 5.3 Keeper. In connection with each and all of the foregoing and acting pursuant to the authority granted under Louisiana Revised Statutes (S)(S) 9:5136-5140.2, as the same may hereafter be amended or supplemented, the Mortgagor and the Mortgagee hereby expressly designate the Mortgagee, or any agent, servant, employee or other Person named by the Mortgagee, as "keeper" of each and all of the Property pending the judicial sale thereof, with all the powers set forth in said statutes (as hereafter amended), including the right to employ agents to operate the Property. All reasonable costs, expenses and liabilities of every character incurred by the Mortgagee or any such other Person as keeper in connection with managing, operating, maintaining and possessing the Property shall constitute a demand obligation owing by the Mortgagor to the Mortgagee, and shall draw interest from date of expenditure until paid at the rate provided in Section 5.8 hereof for Advances to bear. All of such costs, expenses and liabilities shall constitute a portion of the Secured Obligations secured by this Mortgage. The keeper shall be entitled to receive as compensation, in excess of such costs, expenses and liabilities, a reasonable amount to be fixed by the court based upon the keeper's activities and the amounts expended in connection with the management, operation and maintenance of the Property. The designation of keeper made herein shall not be deemed to require the Mortgagee to provoke the appointment of such a keeper.

     Section 5.4 Certain Waivers. The Mortgagor hereby expressly waives any and all homestead exemptions and other exemptions to which the Mortgagor is or may be entitled under the Constitution and statutes of the State of Louisiana insofar as the Property is concerned. The Mortgagor further waives to the extent permitted by law: (a) the benefit of appraisement provided for in Louisiana Code of Civil Procedure articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three (3) days delay provided for in Louisiana Code of Civil Procedure articles 2639 and 2721; (c) the notice of seizure provided for in Louisiana Code of Civil Procedure articles 2293 and 2721; (d) the three (3) days delay provided for in Louisiana Code of Civil Procedure articles 2331 and 2722; and (e) other benefits provided in Louisiana Code of Civil Procedure articles 2331, 2722 and 2723.

     Section 5.5 Waiver of Marshalling. Notwithstanding the existence of any other security interest in the Property held by the Mortgagee or by any other party, the Mortgagee shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided in this Mortgage. The Mortgagor, any party who consents to this Mortgage and any party who has actual or constructive notice of this Mortgage waives all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by law or provided in this Mortgage.

     Section 5.6  Actions With Respect to Leases.

          A. In addition to all of Mortgagee's rights and remedies set forth above, if an Event of Default shall occur, the Mortgagor does hereby authorize the Mortgagee, either in person or by an agent, or by a keeper appointed by the court, to enter upon and take possession of the Property and exercise all rights available to Mortgagee under La. R.S. (S)9:4401 and to perform all acts necessary for the operation and maintenance of said Property in the same manner and to the same extent that the Mortgagor might reasonably so act, such entry or taking possession to be made by actual entry of possession or by written notice served personally upon or sent by certified mail to the Mortgagor, and no further authorization shall be required. In furtherance thereof and not by way of limitation, the Mortgagee is specifically empowered to demand, sue for, collect and/or receive all the Rentals which shall be paid by the lessees under the Leases and to exercise all the rights and privileges of the Mortgagor under the Leases, including, but not limited to, the right to make, enforce, modify, terminate and accept the surrender of any of the Leases, fix or modify the Rentals, execute new Leases of all or any part of the Property, including Leases which extend beyond the maturity date of the Notes, and do any actions which the Mortgagee otherwise deems proper to protect its interest in the Leases and Rentals. The Mortgagor irrevocably instructs and directs all lessees under the Leases, upon demand and notice from the Mortgagee of the Mortgagor's Event of Default hereunder, to pay the Rentals under the Leases directly to the Mortgagee without liability of said lessees for the determination of the actual existence of any Event of Default by the Mortgagor claimed by the Mortgagee, said lessees being hereby expressly relieved of any and all duty, liability and obligation to the Mortgagor in connection with any and all Rentals so paid. The Mortgagee shall apply the net amount of the Rentals collected, after payment of all proper costs and charges, in accordance with Section 506 of the Indenture.

          B. Prior to the maturity of the Secured Obligations by acceleration or lapse of time, the collection, receipt and application by Mortgagee of any of the Rentals pursuant to the assignment of Leases and Rentals provisions of this Mortgage shall not constitute a waiver of (i) any continuing Default or Event of Default under any of the Secured Obligations, the Indenture or Notes or (ii) any of the rights and remedies of Mortgagee hereunder by reason of any such Default or Event of Default. After the maturity of the Secured Obligations by acceleration or lapse of time, the collection, receipt and application by Mortgagee of any of the Rentals pursuant to the assignment of Leases and Rentals provisions of this Mortgage shall not constitute a waiver of any other rights and remedies of Mortgagee hereunder to enforce collection of the amount due on the Secured Obligations, provided that appropriate credit shall be given for (a) any of the Rentals collected by Mortgagee before the seizure of the Property to enforce this Mortgage and the appointment of a receiver/keeper pursuant to the terms of this Mortgage and (b) any of the Rentals collected by the receiver or keeper of the Property following such seizure and appointment.

     Section 5.7 Rights and Remedies Cumulative. All rights and remedies herein given to the Mortgagee shall be cumulative and in addition to every other right and remedy herein specifically given and now or hereafter existing; and each and every right and remedy, whether specifically given or otherwise existing, may be exercised from time to time and so often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such right or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right or remedy.
No delay or omission by the Mortgagee in the exercise of any right or remedy shall impair any such right or remedy or operate as a waiver of any other right or remedy then or thereafter existing.

     Section 5.8 Performance by the Mortgagee; Advances. If the Mortgagor should fail, refuse or be unable to pay any sum of money herein covenanted to be paid by the Mortgagor, or fail, refuse or be unable to keep or perform any additional covenant or covenants whatsoever contained in this instrument, the Mortgagee may, but shall not be obligated to, pay such Advances or perform or attempt to perform any such covenant, provided, however, that nothing herein contained shall be construed as making the Mortgagee liable for any loss, damage or injury resulting from the nonpayment or non-performance thereof. The Mortgagee agrees to give the Mortgagor prior notice and the opportunity to cure before making such Advances only to the extent the Mortgagee, in its reasonable discretion, feels that the Mortgagee or the Property will not risk incurring damage as a result of giving such notice. The Mortgagor covenants and agrees that, within ____ (__) days after demand therefore by the Mortgagee, the Mortgagor will repay the Advances to the Mortgagee, but until the repayment thereof, such Advances shall bear interest at the rate of __________ percent (___%) per annum from the dates thereof until repaid. This Mortgage shall be deemed to secure the obligations of the Mortgagor to repay the Advances together with interest thereon and reasonable attorneys' fees and expenses and other charges and expenses of any and every kind for the full protection and preservation of the Property or this Mortgage, including payments required in respect of any Lien, privilege or mortgage affecting the Property and relating thereto.

                                  ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1 Release of Mortgage. Upon the observance and performance of each and every covenant and condition set forth in the Note Documents and indefeasible payment and performance in full of the Secured Obligations, then this Mortgage shall be released at the Mortgagor's request and expense, provided that no release hereof shall impair the Mortgagor's warranties and indemnities contained herein. Otherwise, this Mortgage shall remain in full force and effect.

     Section 6.2 Survival of Assignment. Notwithstanding anything to the contrary contained in this Mortgage, the assignment, pledge and mortgaging of the Leases and Rentals and any Proceeds derived from the Property, and the right to apply any of the foregoing in accordance with the terms of this Mortgage, shall survive any foreclosure of the Lien of this Mortgage.

     Section 6.3 Waivers. Any and all covenants in this Mortgage may from time to time, by instrument in writing signed by the Mortgagee and delivered to the Mortgagor, be waived to such extent and in such manner as the Mortgagee may desire, but no such waiver shall ever affect or impair the Mortgagee's rights or Liens hereunder, except to the extent specifically stated in such written instrument.

     Section 6.4 Authentic Evidence. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by any Person declaring such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process.

     Section 6.5 No Waiver. No forbearance on the part of the Mortgagee and no extension of the time for the payment of the Secured Obligations given by the Mortgagee shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of the Mortgagor hereunder or for the payment of the Secured Obligations or performance of the obligations secured hereby or the liability of any other Person hereunder or for the payment of the Secured Obligations.

     Section 6.6 Severability. A determination that any provision of this Mortgage is unenforceable or invalid in any jurisdiction shall not affect the enforceability or validity of such provision in any other jurisdiction or the enforceability or validity of any other provision hereof in any jurisdiction, and the determination that the application of any provision of this Mortgage to any Person or circumstance is illegal or unenforceable in any jurisdiction should not affect the enforceability or validity of such provision in any other jurisdiction or the enforceability or validity of such provision as it may apply to other Persons or circumstances.

     Section 6.7 Notices. Whenever this Mortgage requires or permits any consent, approval, notice, request or demand from one party to another, the consent, approval, notice, request or demand must be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telegraph, telecopy or telex, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the following addresses, or to such address as may be hereafter notified in writing by the respective parties hereto:

     If to the
     Mortgagor:               __________________________
                              __________________________
                              __________________________
                              Attention: _______________
                              Telecopy No.: ____________

     with a copy to:          Casino America, Inc.
                              700 Loop Boulevard
                              Biloxi, Mississippi 39530
                              Attention:  Julie Watt
                              Telecopy No.: (601) 435-5998

     If to the
     Mortgagee:               Fleet National Bank, as Collateral Agent
                              _____________________________
                              _____________________________
                              Attention:  Trust Department
                              Telecopy No.: ______________


     Section 6.8 Relationship of Parties. No right or benefit conferred on the Mortgagee under this Mortgage shall constitute or be deemed to constitute the Mortgagee a partner or a joint venturer with the Mortgagor. The Mortgagor and the Mortgagee specifically acknowledge that the relationship between the Mortgagor and the Mortgagee is solely that of borrower and a lender's agent and that all payments required to be made by the Mortgagor to the Mortgagee hereunder or under the Subsidiary Guarantee or any other Note Documents to which the Mortgagor is a party are required solely by reason of that relationship.
The Mortgagor
acknowledges that the rights and responsibilities of the Mortgagee under this Mortgage shall, as between the Mortgagee and the Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but as between the Mortgagee and the Mortgagor, the Mortgagee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Mortgagee shall be under no obligation to make any inquiry respecting such authority.

     Section 6.9 Mortgage Absolute. The obligations of the Mortgagor under this Mortgage are independent of the obligations of the Mortgagor or the Company under the other Note Documents, and a separate action or actions may be brought and prosecuted against the Mortgagor to enforce this Mortgage, irrespective of whether any action is brought against the Company or whether the Company has joined in any such action or actions. All rights of the Mortgagee and the mortgage, assignment and security interest hereunder, and all obligations of the Mortgagor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any Note Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Mortgagor or the Company under any of the Note Documents, or any other amendment or waiver of or any consent to any departure from the Note Documents, including, without limitation, any increase in such obligations resulting from the extension of additional credit to the Company or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the obligations of the Mortgagor or the Company under the Note Documents;

          (d) any manner of application of Collateral, or proceeds thereof, to all or any of the obligations of the Mortgagor or the Company under the Note Documents, or any manner of sale or other disposition of any Collateral for all or any of such obligations or any other assets of the Company;

          (e) any change, restructuring or termination of the corporate structure or existence of the Company; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a third party grantor of a security interest, mortgage or other Lien.

     Section 6.10 Mortgagee's Duties. The rights, authority to approve, consent to, disapprove and withhold consent from, exercise judgment or discretion and such other powers (collectively, the "Powers") conferred on Mortgagee hereunder are solely to protect its interest in the Property, and Mortgagee shall be under no obligation to exercise any such Powers. Except for accounting for monies actually received by it hereunder and the safe custody of any

Property in its possession, Mortgagee shall not have any duty as to any matters relating to any Property or as to ascertaining or taking any action with respect to any Property, whether or not the Mortgagee or any Secured Party has or is deemed to have knowledge of such matters, or as to taking any necessary steps to preserve rights against any parties or other rights pertaining to any Property. Nothing herein shall affect any obligation of Mortgagee to the Secured Parties under the Indenture or under applicable Laws.

     Section 6.11 Interpretation. It is acknowledged and agreed that, in the preparation of this Mortgage, indistinguishable contributions were made by representatives of both Mortgagor and Mortgagee and that Mortgagor and Mortgagee each waives any and all rights, both in law or in equity, to have the provisions of this Mortgage or any part thereof interpreted in favor of one over the other based upon a claim that representatives of one or the other were the principal draftsman of such document.

     Section 6.12 Conflicts between Collateral Documents. In the event that any of the Property hereunder is also subject to a valid and enforceable Lien under the terms of any other Collateral Document and the terms of such other Collateral Document are inconsistent in any respect with the terms of this Mortgage, then with respect to all Property which is also subject to such other Collateral Document, the terms which are most restrictive or, in the case of equally restrictive terms, the terms which are most specific, shall be controlling; provided, however, that if any provision of either document is unenforceable with respect to any item of Property subject thereto, then the provision of the document which is enforceable with respect to such Property shall be controlling.

     Section 6.13 Multiple Originals. This Mortgage may be executed in multiple originals, all of which such multiple originals together shall constitute one and the same mortgage.

     Section 6.14 Binding Effect. This Mortgage is binding upon the Mortgagor and the Mortgagee and their respective successors and assigns, and shall inure to the benefit of the Mortgagee and its successors and assigns. The benefit of this Mortgage shall pass automatically with any assignment of the Secured Obligations (or any portion thereof) to the extent of such assignment.

     Section 6.15 Waiver of Certificates. The parties hereto expressly waive the production of conveyance, mortgage or tax certificates and hereby relieve and release me, Notary, and my official surety and agree to hold me and said surety harmless from and by reason of the failure to procure and attach same to this Mortgage.

     Section 6.16 WAIVER OF TRIAL BY JURY. MORTGAGOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS MORTGAGE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MORTGAGOR IN RESPECT OF THIS MORTGAGE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER

SOUNDING IN CONTRACT OR TORT OR OTHERWISE. MORTGAGOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS MORTGAGE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MORTGAGOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Section 6.17 Governing Law. This Mortgage and all matters relating or pertaining hereto shall be governed by and construed in accordance with the laws of the State of Louisiana. Notwithstanding the foregoing, the Notes, the Indenture and the provisions thereof shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6.18 Gaming Restrictions. This Mortgage is subject to the Louisiana Economic Development and Gaming Corporation Act, La. R.S. 4:601 et seq., and the rules and regulations thereunder (collectively, the "Louisiana Gaming Regulations"), and the exercise of remedies hereunder will be subject to the Louisiana Gaming Regulations.

     Section 6.19 Reinscription of Mortgage. Mortgagor shall cause this Mortgage to be reinscribed in the manner provided by Laws in the records of both the Recorder of Mortgages and the Register of Conveyances for the Parish of _________ at least forty-five (45) days prior to the tenth (10th) anniversary of the date of this Mortgage.

     THUS DONE AND PASSED in the place and on the day, month and year first above written in the presence of the undersigned competent witnesses, who hereunto sign their names with the Mortgagor and me, Notary, after due reading of the whole.

WITNESSES TO ALL                 MORTGAGOR:
SIGNATURES:

                                   -------------------------------


                                       By:
                                          ------------------------------
                                      Its:
                                          ------------------------------
- --------------------------------



- --------------------------------

                  --------------------------------------------
                                 NOTARY PUBLIC
                  My Commission Expires:
                                         ---------------------

                                   SCHEDULE 1
                                   ----------
                                    Filings

1. The Mortgage is to be recorded in the conveyance and mortgage records of __________ Parish, Louisiana.

2. A financing statement describing the Fixtures and the personal property described in Section 2.1(C) is to be filed in the mortgage records of __________ Parish, Louisiana.

                                  EXHIBIT LIST
                                  ------------


Exhibit "A" -- Mortgagor Authorization

Exhibit "B" -- Fee Estate Description

Exhibit "C" -- Leasehold Estate Description

Exhibit "D" -- Leasehold Estate Description

Exhibit "E" -- Permitted Encumbrances

                                  EXHIBIT "B"
                                  -----------
                              Property Description

                      [SEE ATTACHED PAGES B-1 THROUGH B-3]

                                  EXHIBIT "C"
                                  -----------
                             Permitted Encumbrances

                                     -39-